Exhibit 99.1

GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending February 28, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer.  The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge.  In some circumstances, certain expenses have been accrued.

12.04 (a)  the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Principal
Class	Reduction
A-1AR Notes	$—
A-2AR Notes	9,600,000
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	3,470,000
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	5,750,000
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$18,820,000

12.04 (b)  the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$111,556
A-2AR Notes	188,048
A-3AR Notes	166,056
B-1AR Notes	48,891
A-1L Notes	841,056
A-4AR Notes	108,491
A-5AR Notes	202,953
B-2AR Notes	27,378
A-2L Notes	1,504,714
A-3L Notes	2,686,736
A-6AR Notes	346,306
B-3AR Notes	87,247
A-4L Notes	2,527,589
A-5L Notes	2,423,985
A-6L Notes	3,496,439
B-4AR Notes	112,996
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$14,880,440

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GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending February 28, 2006

12.04 (c)  the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)  the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,148,850,559

12.04 (e)  the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$32,450,000
A-2AR Notes	45,600,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	69,767,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	127,350,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	182,000,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,571,767,000

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GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending February 28, 2006

12.04 (f)  the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	4.530%
A-2AR Notes	4.580%
A-3AR Notes	4.519%
B-1AR Notes	4.630%
A-1L Notes	4.900%
A-4AR Notes	4.519%
A-5AR Notes	4.520%
B-2AR Notes	4.650%
A-2L Notes	4.830%
A-3L Notes	4.880%
A-6AR Notes	4.500%
B-3AR Notes	4.600%
A-4L Notes	4.830%
A-5L Notes	4.920%
A-6L Notes	4.950%
B-4AR Notes	4.600%
A-7L Notes	4.684%
A-8L Notes	4.784%
A-9L Notes	4.814%
A-10L Notes	4.844%
A-11L Notes	4.884%

12.04 (g)  the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	213,353

12.04 (h)  the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	79,460
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)  the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$14,329,064	4,094,963	18,424,028

                                                Of the total amount recovered above, $1,620,870.08 was in-transit as of 02-28-06, and was received in early March.

12.04 (j)  the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,403	—

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GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending February 28, 2006

Acquisition Fund:

12.04 (k)  the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$634,705
Total	$634,705

12.04 (l)  the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$34,680,173

12.04 (m)  the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)  the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)  the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	773	$23,183,243
31 - 60 days	1,610	55,598,055
61 - 90 days	848	28,025,538
91 - 120 days	402	12,429,550
Over 120 days	508	17,270,961
Claims filed	36	1,389,414
	4,177	$137,896,761

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

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GCO Education Loan Funding Trust - I

Statements to Noteholders

For the period ending February 28, 2006

12.04 (p)  the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest	$31,229,995	$154,462	$31,384,457
Account)
Reserve Fund	19,429,403	69,061	19,498,463
Acquisition Fund	396,463,085	1,438,758	397,901,843
Redemption Fund	—	3,073	3,073
Student Loan Receivable	2,148,850,559	15,726,765	2,164,577,324
Total	$2,595,973,042	$17,392,119	$2,613,365,161

Class	Balance	Accrued Interest	Total
A-1AR Notes	$32,450,000	$28,583	$32,478,583
A-2AR Notes	45,600,000	—	45,600,000
A-3AR Notes	50,000,000	163,186	50,163,186
B-1AR Notes	14,000,000	—	14,000,000
A-1L Notes	69,767,000	29,905	69,796,905
A-4AR Notes	32,000,000	60,253	32,060,253
A-5AR Notes	60,000,000	165,733	60,165,733
B-2AR Notes	8,000,000	15,500	8,015,500
A-2L Notes	127,350,000	53,573	127,403,573
A-3L Notes	235,000,000	95,567	235,095,567
A-6AR Notes	100,000,000	75,000	100,075,000
B-3AR Notes	25,000,000	41,528	25,041,528
A-4L Notes	182,000,000	73,255	182,073,255
A-5L Notes	171,000,000	70,110	171,070,110
A-6L Notes	245,000,000	101,063	245,101,063
B-4AR Notes	32,000,000	28,622	32,028,622
A-7L Notes	90,000,000	480,147	90,480,147
A-8L Notes	372,000,000	2,026,974	374,026,974
A-9L Notes	143,000,000	784,072	143,784,072
A-10L Notes	234,000,000	1,291,022	235,291,022
A-11L Notes	303,600,000	1,688,849	305,288,849
	$2,571,767,000	$7,272,941	$2,579,039,941

12.04 (q)  the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	4,881	229,072,556	10.66%
Financed Student Loans in deferment	9,481	418,533,665	19.48%

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